Exhibit 99.1

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Morgan Stanley Energy Day

Greg King, President

Safe Harbor Statement

Statements contained in this presentation that state either company’s or their management’s expectations or predictions of future events are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that either company’s actual results could differ materially from those projected in their forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecast, see both companies’ annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission and available on the companies’ respective web sites at http://www.valero.com and http://www.premcor.com.

Prospectus Disclaimer

Investors and security holders are urged to read the proxy statement/prospectus that will be filed with the Securities and Exchange Commission and will be sent to Premcor stockholders regarding the proposed merger, when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the proxy statement/prospectus, when it is available, and other documents filed by Valero and Premcor with the SEC at the SEC’s web site at www.sec.gov. The proxy statement/prospectus and these other documents may also be obtained, when available, free of charge from Valero and Premcor.

Premcor and its directors, executive officers and certain other employees, may be deemed to be soliciting proxies from stockholders in favor of the approval of the merger and related matters. Information regarding the persons who may, under SEC rules, be deemed to be participants in the solicitation of Premcor stockholders in connection with the merger is set forth in Premcor’s proxy statement for their 2005 annual meetings, filed with the SEC April 1, 2005. Additional information will be set forth in the proxy statement/prospectus referred to above when it is filed with the SEC.

Valero to Acquire Premcor

•                  Announced $8 billion acquisition of Premcor April 25th

•                  50/50 cash and stock consideration

•                  Assuming $1.8 billion of Premcor long-term debt

•                  Cash consideration will be financed with a combination of cash on hand, bank debt, and/or proceeds from a public debt offering

•                  Closing expected on or before December 31, 2005, subject to FTC and Premcor shareholder approval

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Strategic Rationale

•                  Premcor assets a great fit with Valero

•                  Combined company would be largest refiner in North America

•                  Enhanced geographic diversity, which further increases earnings stability

•                  Aligned strategies that further increase exposure to light-heavy spread

•                  Combined entity would process around 1 million bpd of Maya-like crudes by 2007

•                  Premcor assets provide profit improvement opportunities

•                  Ample optimization and strategic opportunities

•                  Valero has proven track record of increasing reliability, capacity and yields

•                  Market value of refining assets approaching replacement costs

•                  Scarcity of quality U.S. refining assets

•                  Acquiring 790 mbpd of capacity at 70% of current replacement cost

Premier Refiner in North America

North American Crude Capacity (mbpd)	North American Conversion Capacity (mbpd)

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Enhanced Geographic Diversity

U.S. Refining Crude Capacity Rank by PADD (bbls/day) (1)

•PADD I			•% of •PADD
•Sunoco	•655,000		•41.6%
•ConocoPhillips	•423,000		•26.9%
Valero - Premcor	341,000		21.7%
•Premcor	•175,000		•11.1%
•Valero	•166,000		•10.5%
•United Refining	•66,700		•4.2%
•Total PADD I	•1,574,000	*

*                 Does not include imports

•PADD II		•% of •PADD
•MAP	•631,000	•18.1%
•BP	•546,250	•15.6%
•ConocoPhillips	•493,000	•14.1%
Valero - Premcor	431,750	12.4%
•Premcor	•346,750	•9.9%
•Flint Hills	•257,213	•7.4%
•Valero	•85,000	•2.4%
•Total PADD II	•3,492,613

•PADD III		•% of •PADD
•ExxonMobil	•1,586,000	•19.7%
Valero - Premcor	1,239,000	15.4%
•Royal Dutch Shell	•1,203,700	•14.9%
•Valero	•989,000	•12.3%
•ConocoPhillips	•851,700	•10.6%
•CITGO	•575,064	•7.1%
•Premcor	•250,000	•3.1%
•Total PADD III	•8,052,965

•PADD IV		•% of •PADD
•Sinclair	•94,500	•16.0%
•Suncor Energy	•60,000	•10.2%
•ExxonMobil	•60,000	•10.2%
•Tesoro	•60,000	•10.2%
•ConocoPhillips	•58,000	•9.8%
Valero - Premcor	28,000	4.7%
•Valero	•28,000	•4.7%
•Premcor	•—	•0.0%
•Total PADD IV	•590,700

•% of
•PADD V		•PADD
•ChevronTexaco	•539,000	•18.0%
•BP	•496,900	•16.6%
•Tesoro	•441,200	•14.7%
•Royal Dutch Shell	•406,200	•13.5%
•ConocoPhillips	•337,700	•11.3%
Valero - Premcor	217,500	7.3%
•Valero	•217,500	•7.3%
•Premcor	• —	•0.0%
•Total PADD V	•2,999,600

(1)         Source: Oil & Gas Journal Worldwide Refining Survey December 2004. Excludes Aruba refinery (285 bpd) and Jean Gaulin refinery (215 bpd).

Financial Benefits

•	Significantly accretive to earnings and cash flow per share
• 14% accretive to estimated 2006 Case earnings per share
• 13% accretive to estimated 2006 Case cash flow per share

•	At least $350 million of annually recurring synergies

•	Expect to retain investment grade credit rating

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Significant Synergy Opportunities

•                  Expect at least $350 million of annual recurring synergies

•                  Expect full realization in year 2

•                  Administrative synergies

•                  Reduced SG&A expenses of $130 million

•                  Reduced refinery insurance expense of $15 million

•                  Annual operational profit improvements of $205 million

•                  Delaware City coker and gasifier optimization projects ($100 million)

•                  Expand Memphis FCC and crude unit ($50 million)

•                  Crude supply savings at Delaware City and Port Arthur ($15 million)

•                  Energy conservation opportunities at all 4 refineries ($10 million)

•                  Propylene recovery and butane processing at Delaware City ($10 million)

•                  Limited capital required to achieve operational synergies

* See appendix for further details

Financial Impact - Key Assumptions

•                  Key Price Drivers

				Mid-Cycle
($ per barrel)	2004	2005	2006	’01-’05 Avg.
WTI	41.45	53.15	52.00	35.55
USGC Gas Crack	7.69	6.91	7.50	5.87
USGC High Sulfur Heat Crack	3.95	7.46	8.00	3.73
Arab Medium crude vs. WTI	(6.36)	(9.06)	(8.25)	(5.60)
Maya crude vs. WTI	(11.47)	(16.44)	(15.00)	(9.78)

•                  Key Assumptions:

•                  Close December 31, 2005

•                  2005 price forecast based on first quarter actuals and the forward curve as of April 12, 2005

•                  2006 price forecast based on Valero’s projections

•                  Projected goodwill of $2 billion

•                  For 2006, approximately $190 million of synergies in the 2006 Case and $145 million in synergies in the Mid-Cycle case

•                  Fully diluted shares outstanding of 327 million in 2006 Case & Mid-Cycle Case

Financial Impact

• 2006 Earnings Per Share	• 2006 Free Cash Flow ($MM)

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• 2006 Free Cash Flow / Debt	• 2006Year-End Net Debt / Capitalization

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Tight Supply/Demand Fundamentals

Global Demand Growth Compared To Refinery Capacity Expansion

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•                  2000 to 2004, demand growth absorbed global excess capacity

•                  Future demand expected to continue to outpace capacity growth

•                  Strong worldwide economic growth spurring crude oil demand

•                  2004 record crude oil demand growth of 2.6 mmbpd – highest ever

•                  2005 shaping up to be another outstanding year with growth estimates of around 2 mmbpd

Incremental Crude Supply Primarily Sour

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•                  Majority of demand growth being met with sour crude

•                  Expect sour discounts to remain wide

2005 Sour Crude Fundamentals

WTI vs. USGC Maya, $/bbl.	WTI vs. Mars, $/bbl.

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•                  Expect sour crude discounts to widen as more resid comes to market and demand for crudes increase in 2H05

•                  Forward curve for Maya and Mars indicating a record year

NOTE: Forward Curve as of May 11, 2005

2005 Refined Product Fundamentals

USGC Gas Crack, $/bbl.	USGC Heat Crack, $/bbl.

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•                  Gasoline demand up 1.1% YTD

•                  Distillate margins at record levels

•                  Strong global economic activity

•                  Distillate imports are down 20% YTD

NOTE: Forward Curve as of May 10, 2005

2006 – Another Great Year

•                  Major changes in U.S. sulfur specs

•                  30 ppm gasoline Jan. 1, 2005

•                  Further restricts pool of potential imports

•                  Turnarounds expected to amplify supply issues

•                  Yield losses

•                  15 ppm diesel June 2006

•                  Potential supply problems

•                  Logistics/contamination issues

•                  Worldwide demand expected to remain strong

•                  Increased demand for sweet crudes

•                  Strong demand for lighter, higher value products to increase demand for sweet crudes

•                  Sour crude refiners will benefit

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Higher Highs, Higher Lows

Rolling 5 - Year Average

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* Based on historical and Valero’s projection

Q & A

Appendix

Geographically Diverse System

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NOTE: Complexity based on Nelson Complexity calculation from O&G Journal 2004 Refining Survey

Synergy Detail

Synergies and Other Savings/Improvements	$MM/year	Comments
• Corporate SG&A Savings	$55	Headquarters expense, marketing cost

• Incentive Compensation	$60	Premcor vs. Valero bonus, stock option expense

• Crude Financing Cost	$15	Letter of credit savings, Morgan Stanley financing facility

• Strategic Sourcing - Refineries	$15	Catalyst, chemicals, operating supplies

• Insurance Cost Reduction	$15	Premcor cost vs. Valero rate basis

• Crude Supply Savings	$15	Cargo sharing & flexibility - Delaware City & Port Arthur

• Coker/FCC/Gasifier Reliability – Delaware City	$100	Improved rates, feedstock optimization (Gasifier from 1200 to 1800 st/d, coker from 38-48 Mbpd, slurry feed to coker, oxygen enrichment of FCC, heavier crude slate)

• Delaware City integration with Valero	$10	Isobutane, propylene, benzene production (utilize spare Butamer capacity for Paulsboro isobutane, spare extraction capacity for Quebec benzene concentrate, propylene recovery)

• Memphis FCC Revamp/ Discounted crude	$50

Catalyst cooler and oxygen enrichment improves refinery utilization (FCC expansion from 68 to 78 Mbpd, better utilization of crude and downstream capacity - crude from 165 to 180 Mbpd; high-TAN crude slate)

• Memphis Integration with Krotz Springs	$5	Process Krotz Springs high sulfur distillate at Memphis

• Energy Conservation - All Refineries	$10	Miscellaneous projects utilizing Valero best practices.

Total achievable in 2007	$350